Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,517,314.1
Total Transaction Valuation	18,228,197,660.29
Total Offset Amount	0
Net Fee	$ 2,517,314.1